UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2006
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CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Other Events.

The registrant issued a press release on March 10, 2006, announcing its revised comparable store sales expectations and earnings per share expectations for the fiscal 2006 fourth quarter ended February 28, 2006. The press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

99.1	Press release, dated March 10, 2006, issued by CarMax, Inc., entitled “CarMax Raises 4th Quarter Earnings Expectations.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.

(Registrant)

Dated: March 14, 2006	By: /s/ Keith D. Browning
Keith D. Browning
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 10, 2006, issued by CarMax, Inc., entitled “CarMax Raises 4th Quarter Earnings Expectations.”